Exhibit 99.1

2019 global industrials & materials summit JOHN HAUDRICH, SENIOR VP & CFO DEUTSCHE BANK // JUNE 6, 2019

2 SAFE HARBOR COMMENTS Forward-Looking Statements This document contains "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) the Company’s ability to generate sufficient future cash flows, including through the reduction or delaying of capital expenditures, sale of assets, restructuring of debt, or obtaining of additional debt or equity financing, to service its indebtedness and to ensure the Company’s goodwill is not impaired, (5) consumer preferences for alternative forms of packaging, (6) cost and availability of raw materials, labor, energy and transportation, (7) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (8) consolidation among competitors and customers, (9) the Company’s ability to sell or acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (10) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (11) unanticipated operational disruptions, including higher capital spending, (12) the Company’s ability to further develop its sales, marketing and product development capabilities, (13) the failure of the Company’s joint venture partners to meet their obligations or commit additional capital to the joint venture, (14) the ability of the Company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (15) the Company’s ability to accurately estimate its total asbestos-related liability or to control the timing and occurrence of events related to outstanding asbestos-related claims, including but not limited to settlements of those claims, (16) changes in U.S. trade policies, (17) the Company’s ability to achieve its strategic plan, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and any subsequently filed Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document. The Company routinely posts important information on its website – www.o-i.com/investors.

Execution of our 3-year plan implies ~12% FCF Yield 3 WHY O-I? Leading glass packaging company with global reach to partner with growing CPG brands Glass to benefit from megatrends like premiumization and sustainability Executing sound strategy by enabling profitable growth and reducing structural costs Focusing on breakthrough innovations to create new business model for glass Balanced capital allocation to fund growth, reduce debt and return value to investors Free Cash Flow (“FCF”) Yield is calculated by dividing management 2019 FCF guidance by company market cap as of June 4, 2019. See appendix for reconciliation of O-I Free Cash Flow and Adjusted Free Cash Flow. O-I Free Cash Flow does include asbestos-related payments that are not included in Adjusted Free Cash Flow. Peer FCF Yield is based on publicly available company information and SEC filings and market cap information provided through Bloomberg. Companies may calculate FCF and related components differently, and this presentation does not account for these differences. Leverage Ratio is calculated by dividing Net Debt as of 12/31/2018 by Adjusted EBITDA for the year ended 12/31/2018. See appendix for reconciliation of the components of O-I Leverage Ratio. Peer Leverage Ratio is based on publicly available company information and SEC filings and information provided through Bloomberg. Companies may calculate Net Debt, Adjusted EBITDA and related components differently, and this presentation does not account for these differences. 2018 Leverage Ratio2 5.0x 5.2x 3.6x 3.7x 3.3x 4.7% 8.4% 9.1% 10.0% 12.8% 0% 2% 4% 6% 8% 10% 12% 14% Ball Silgan O-I Crown Ardagh 2019 Free Cash Flow Yield 1

4 O-I IS STRUCTURALLY BETTER POSITIONED TODAY TO ENABLE FUTURE VALUE CREATION Increased aEPS1 ~36% Integrating acquisitions ADJUSTED Free Cash flow2 ~$395M average Margin expansion +180 basis points SALES VOLUME GROWTH 12% for O-I Network De-risking Reduced legacy liabilities ~16% Share Repurchase $163M share buybacks in 2018 Note: statistics generally 2018 vs 2015 Adjusted EPS excludes items management does not consider representative of ongoing operations. See the appendix for further disclosure. Management defines adjusted free cash flow as cash provided by continuing operating activities less additions to property, plant and equipment plus asbestos-related payments (all components as determined in accordance with GAAP).See the appendix for further disclosure.

5 DELIVERING ON OUR TRANSFORMATION BEYOND 2021 Grow and expand given favorable market trends Structural cost improvement Sustainability Breakthrough technology Capital allocation New business model for glass enabled by technology Continued momentum Simplified, agile organization 2019-2021 De-risk balance sheet; initiate dividend; share buybacks 2016-2018 Rising earnings; solid cash generation; deleverage; initiate share buybacks Business stability Commercial performance Flexibility Structural cost improvement Performance culture / talent

SECURED 80%1 of EXPECTED 3 year cumulative volume target 6 5% JV Investments 3% Core Organic 10% Cumulative Volume Growth Target 2018-21 Cumulative 3 Year Growth of O-I Combined Network Glass Container Shipments TYPE TARGET SECURED SOURCE Organic Growth 300bps 150 bps Several strategic customer agreements supported by new capacity additions (2019) 2019 projection of 150 bps; Remainder in 2020 and 2021 Strategic Customer 200 bps ~80 bps Gironcourt (2020) JV Investments 500 bps ~350 bps Comegua JV (4Q18) JV with CBI: 5th furnace (4Q19) Inorganic ~250 bps Nueva Fanal (Mid-year) Total 10% ~8% Includes volumes under contract with customers; for clarity the Nueva Fanal transaction is subject to regulatory approval O-I Related Glass Container Shipments 8,000 9,000 10,000 11,000 12,000 13,000 14,000 2014 2018 2021f (KT) O - I COMEGUA AND JV W CBI

7 MAGMA Breakthrough Innovation Reimagine how glass can be made: New capacity at lower capital commitment and intensity Total cost of ownership below legacy Increased scalability Rapid new capacity deployment and asset portability Production flexibility to support diversified offerings Competitively enter new markets at lower risk Superior sustainability profile

8 DISCIPLINED CAPITAL ALLOCATION Fund Strategy CapEx: Prioritizing spend on strategic initiatives Inorganic growth: Deprioritized after Nueva Fanal De-risk Balance Sheet Deleveraging: A top priority to reach ~3.0x by 2021 Asbestos: De-risking plan on track Divestitures: Actively engaged on several projects Return Value To Shareholders Dividend: Initiated in 2019 Share Repurchase: Paced by seasonal cash flows, divestitures and deleveraging progress Priorities LEVERAGE RATIO

2019 – 2021 OBJECTIVES*

~10% aEPS CAGR
Stronger business performance offsetting higher non-operational items and benefit of share buybacks

CASH GENERATION
Average ~$425M of adjusted FCF

VOLUME GROWTH
+10% growth including volume with strategic customers; and potential bolt-on acquisitions

MARGIN GAIN
~100 bps

2Q19 PROGRESS
- May volume growth +2.5%
- Incremental costs to commission new capacity
- Received judicial approval from Mexican authorities to acquire Nueva Fanal; closing expected around the end of June

BALANCED CAPITAL ALLOCATION
Driving net leverage to ~3.0x year-end 2021 balanced with share repurchase and paying dividends

** Expected impacts from execution of Company strategy*

9

10 Key Conclusions Foundation set to enable growth Strong competitive position as preferred global glass supplier Positioned to capture future volume growth in glass Premiumization and sustainability enables glass growth MAGMA represents a breakthrough technology Disciplined capital allocation process to create value Attractive value creation opportunities

APPENDIX

12 NON-GAAP FINANCIAL MEASURES The Company uses certain non-GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non-GAAP financial measures, including adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis, segment operating profit, segment operating profit margin and adjusted free cash flow, provide relevant and useful supplemental financial information, which is widely used by analysts and investors, as well as by management in assessing both consolidated and business unit performance. These non-GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Adjusted earnings relates to net earnings from continuing operations attributable to the Company, exclusive of items management considers not representative of ongoing operations because such items are not reflective of the Company’s principal business activity, which is glass container production. Adjusted earnings on a constant currency basis are defined the same as adjusted earnings plus an adjustment to translate prior year results using current year foreign currency exchange rates. Adjusted earnings are divided by weighted average shares outstanding (diluted) to derive adjusted earnings per share. Adjusted earnings per share on a constant currency basis are defined the same as adjusted earnings per share plus an adjustment to translate prior year results using current year foreign currency exchange rates. Segment operating profit relates to earnings from continuing operations before interest expense (net), and before income taxes and is also exclusive of items management considers not representative of ongoing operations as well as certain retained corporate cost. Segment operating profit margin is segment operating profit divided by segment net sales. Management uses adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis, segment operating profit and segment operating profit margin to evaluate its period-over-period operating performance because it believes this provides a useful supplemental measure of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Adjusted earnings, adjusted earnings on a constant currency basis, adjusted earnings per share, adjusted earnings per share on a constant currency basis, segment operating profit and segment operating profit margin may be useful to investors in evaluating the underlying operating performance of the Company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, adjusted free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equipment plus asbestos-related payments. Management uses adjusted free cash flow to evaluate its period-over-period cash generation performance because it believes this provides a useful supplemental measure related to its principal business activity. Adjusted free cash flow may be useful to investors to assist in understanding the comparability of cash flows generated by the Company’s principal business activity. Since a significant majority of the Company’s asbestos-related claims are expected to be received in the next ten years, adjusted free cash flow may help investors to evaluate the long-term cash generation ability of the Company’s principal business activity as these asbestos-related payments decline. It should not be inferred that the entire adjusted free cash flow amount is available for discretionary expenditures, since the Company has mandatory debt service requirements and other non-discretionary expenditures that are not deducted from the measure. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. The Company routinely posts important information on its website at www.o-i.com/investors.

13 FX IMPACT ON EARNINGS Approximate annual translation impact on EPS from 10% FX change EUR $0.08 MXN $0.04 BRL $0.03 COP $0.01 AUD $0.04 FX Rates used for FY19 Guidance (APRIL 30, 2019) EUR 1.12 MXN 19.0 BRL 3.94 COP 3,247 AUD 0.71

14 Reconciliation FOR Earnings from Continuing Operations Before Income Taxes Note: For all periods after 2018, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measures, Segment operating profit and Segment operating profit margin, to its most directly comparable U.S. GAAP financial measure, Earnings from continuing operations before income taxes and the ratio of earnings from continuing operations before income taxes to net sales, respectively, because management cannot reliably predict all of the necessary components of these U.S. GAAP financial measures without unreasonable efforts. Earnings from continuing operations before income taxes includes several significant items that are not included in Segment operating profit or Segment operating profit margin, such as restructuring, asset impairment and other charges. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

15 RECONCILIATION FOR ADJUSTED EARNINGS Note: For all periods after 2018, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, adjusted earnings and adjusted earnings per share to its most directly comparable GAAP financial measure, earnings from continuing operations attributable to the Company, because management cannot reliably predict all of the necessary components of this GAAP financial measure without unreasonable efforts. Earnings from continuing operations attributable to the Company includes several significant items, such as restructuring charges, asset impairment charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar items are complex and inherently unpredictable, and the amount recognized for each item can vary significantly. Accordingly, the Company is unable to provide a reconciliation of adjusted earnings and adjusted earnings per share to earnings from continuing operations attributable to the Company or address the probable significance of the unavailable information, which could be material to the Company’s future financial results.

16 RECONCILIATION FOR ESTIMATED ADJUSTED FREE CASH FLOW & ADJUSTED FREE CASH FLOW Note: For all periods after 2019, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, Adjusted free cash flow, to its most directly comparable U.S. GAAP financial measure, Cash provided by continuing operating activities, without unreasonable effort. This is due to potentially high variability, complexity and low visibility, in the relevant future periods, of components of Cash provided by continuing operating activities and cash spent on property, plant and equipment , as well as items that would be excluded from Cash provided by continuing operating activities, such as asbestos-related payments. The variability of these excluded items and other components of Cash provided by continuing operating activities may have a significant, and potentially unpredictable, impact on the Company's future financial results.

17 RECONCILIATION FOR LEVERAGE RATIO Note: For all periods after 2019, the Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP measure, net debt divided by Credit Agreement EBITDA, to its most directly comparable U.S. GAAP financial measure, Net Earnings, because management cannot reliably predict all of the necessary components of this U.S. GAAP financial measure without unreasonable efforts. Net Earnings includes several significant items, such as restructuring, asset impairment and other charges, charges for the write-off of finance fees, and the income tax effect on such items. The decisions and events that typically lead to the recognition of these and other similar non-GAAP adjustments are inherently unpredictable as to if and when they may occur. The inability to provide a reconciliation is due to that unpredictability and the related difficulties in assessing the potential financial impact of the non-GAAP adjustments. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to the Company’s future financial results.